Rule 497(d)


                           THE FIRST TRUST GNMA SERIES
              THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST "GRIT"

                          Supplement to the Prospectus

Notwithstanding anything to the contrary in the Prospectus, Prudential Investment Management Services LLC ("PIMS") will receive a concession on units of unit investment trusts sponsored by First Trust Portfolios L.P. which are purchased using termination, redemption or exchange proceeds from trusts formerly sponsored by PIMS equal to $2 per $1,000 invested.

February 26, 2004